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                                                                   EXHIBIT 10.14

                       CORCEPT THERAPEUTICS INCORPORATED

                    CONSULTING, CONFIDENTIAL INFORMATION AND
                              INVENTIONS AGREEMENT

     In consideration and as a condition of his engagement as a consultant to Corcept Therapeutics Incorporated, a Delaware corporation (which together with any parent, subsidiary, affiliate, or successor is hereinafter referred to as the "Company"), and effective as of May 28, 1999 (the "Effective Date"), James Wilson ("Consultant") hereby agrees as follows:

     1. CONSULTING PERlOD
        -----------------

     Consultant accepts engagement by the Company as a consultant beginning on
the Effective Date and continuing until May   , 2000, which one-year term will
                                            --
be automatically extended for additional one-year periods unless terminated by either party by delivery of written notice at least six months prior to the end of a term. During such time, Consultant agrees to provide to the Company those services set forth on Exhibit A and to perform such services at such time and place as may be reasonably designated by the Company; provided that services provided by Consultant will be consistent with Consultant's duties to Stanford University.

     2. COMPENSATION
        ------------

     As full consideration for the consulting services and the other undertakings hereunder, Consultant agrees to accept the compensation provided for in Exhibit A. In addition to the compensation provided for in Exhibit A, the Company shall reimburse Consultant for all reasonable out-of-pocket travel and other expenses that have been incurred by Consultant at the request of the Company in the performance of the consulting services and which have been approved in advance in writing by the Company. The Company will reimburse such expenses within 30 days after Consultant has provided to the Company, in form and content reasonably satisfactory to the Company, appropriate documentation evidencing such expenses.

     3. CONFIDENTIALITY OBLIGATION
        --------------------------

     Consultant will hold all Company Confidential Information in confidence and will not disclose, use, copy, publish, summarize, or remove from the Company's premises any Confidential Information, except (a) as necessary to carry out Consultant's specified services, and (b) after termination of the consulting period, as specifically authorized in writing by an officer of the Company. "Confidential Information" is all information related to any aspect of the Company's business which is either information not known by

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actual or potential competitors of the Company or is proprietary information of the Company, whether of a technical nature or otherwise. Confidential Information includes but is not limited to products, inventions, ideas, discoveries, designs, methods, formulas, assays, cell lines, software, databases, algorithms, trade secrets, works of authorship, mask works, developmental or experimental work, processes, techniques, improvements, know-how, licenses, data, financial information and forecasts, product plans, marketing plans and strategies, and customer lists. Consultant's non-disclosure obligations set forth herein apply with respect to all third parties, including without limitation other persons or legal entities for whom Consultant currently performs or may perform in the future services. Consultant will not, either during or after the term of this Agreement, directly or indirectly submit for publication or publish any Confidential Information of the Company without the prior written consent of the Company. Upon expiration or termination of this Agreement for any reason, Consultant shall immediately deliver to the Company all documentation and information, in whatever form, including all copies, concerning Confidential Information of the Company, including without limitation any information generated by Consultant (alone or with others) as a result of his consulting services on behalf of the Company, or from access to the Company Confidential Information, and shall make no further use thereof.

     4. INFORMATION OF OTHERS
        ---------------------

     Consultant will safeguard and keep confidential the proprietary information of customers, vendors, consultants, and other parties with which the Company does business to the same extent as if it were Company Confidential Information. Consultant will not, during his consulting period with the Company or otherwise, use or disclose to the Company any confidential, trade secret, or other proprietary information or material of any other person, and Consultant will not bring onto the Company's premises any unpublished document or any other property belonging to any other person without the written consent of that other person.

     5. COMPANY PROPERTY
        ----------------

     All papers, records, data, notes, drawings, files, documents, samples, devices, products, equipment, and other materials, including copies, relating to the Company's business that Consultant possesses or creates as a result of his consulting services with the Company, whether or not confidential, are the sole and exclusive property of the Company. In the event of the expiration or termination of the consulting period for any reason, Consultant will promptly deliver all such materials to the Company and will sign and deliver to the Company the "Termination Certificate" attached hereto as Exhibit B and made a part hereof.

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     6. OWNERSHIP OF INVENTIONS
        -----------------------

     All products, inventions, ideas, discoveries, designs, methods, formulas, assays, cell lines, software, databases, algorithms, trade secrets, works of authorship, mask works, developments, processes, techniques, improvements, and related know-how which result from the services Consultant provides, alone or with others, on behalf of the Company or from access to the Company Confidential Information or property, whether or not patentable, copyrightable, or qualified for mask work protection (collectively "Inventions") shall be the sole and exclusive property of the Company. Consultant hereby assigns and agrees to assign to the Company or its designee, without further consideration, its entire right, title, and interest in and to all Inventions, including all rights to obtain, register, perfect, and enforce patents, copyrights, mask work rights, and other intellectual property protection for Inventions. Consultant will disclose promptly and in writing to the individual designated by the Company all Inventions which Consultant made or reduced to practice. During the consulting period and for four years thereafter, Consultant will assist the Company (at its expense) to obtain and enforce patents, copyrights, mask work rights, and other forms of intellectual property protection on Inventions.

     7. PRIOR CONTRACTS
        ---------------

     Consultant represents and warrants that there are no other contracts to assign inventions that are now in existence between any other person or entity and Consultant with respect to the services to be provided by the Consultant. Consultant further represents and warrants that he has no other employment, consultancies, or undertakings which would restrict or impair his performance of this Agreement.

     8. AGREEMENTS WITH THIRD PARTIES
        -----------------------------

     Consultant acknowledges that the Company from time to time may have agreements with other persons or with the United States Government or agencies thereof which impose obligations or restrictions on the Company regarding Inventions made during the course of work under such agreements or regarding the confidential nature of such work. Consultant agrees to be bound by all such obligations or restrictions and to take all action necessary to discharge the obligations of the Company thereunder.

     9. REPRESENTATIONS AND WARRANTIES OF CONSULTANT
        --------------------------------------------

     Consultant represents and warrants that the results of his consulting services under this Agreement ("Work Product") will be the sole product of his own efforts; that Consultant shall be the sole and exclusive owner of all rights in such Work Product, and have the unrestricted right to assign Consultant's rights with respect to such Work Product in the Company in accordance with
Section 6; and that the use and disclosure of

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such Work Product by Consultant to the Company will not infringe upon or violate any patent, copyright, trade secret or other proprietary right of any third party.

     10. INDEMNIFICATION
         ---------------

     Consultant agrees to defend, indemnify and hold harmless the Company and its directors, officers, agents and employees from and against all claims, losses, liabilities, damages, expenses and costs (including reasonable attorney's fees and costs of litigation regardless of outcome) which result from a breach or alleged breach of any of the representations and warranties contained in Sections 7 or 9.

     11. MISCELLANEOUS
         -------------

          11.1 Governing Law. This Agreement shall be governed by, and construed
               -------------
in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

          11.2 Severability. If any provision of this Agreement shall be
               ------------
determined to be invalid or unenforceable for any reason, that provision shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement, shall be deemed valid, and enforceable to the till extent possible.

          11.3 Injunctive Relief; Consent to Jurisdiction. Consultant
               ------------------------------------------
acknowledges and agrees that damages will not be an adequate remedy in the event of a breach of any of his obligations under this Agreement. Consultant therefore agrees that the Company shall be entitled (without limitation of any other rights or remedies otherwise available to the Company) to obtain, without posting bond, specific performance and preliminary and permanent injunction from any court of competent jurisdiction prohibiting the continuance or recurrence of any breach of this Agreement. Consultant hereby submits to the jurisdiction and venue of the courts of the State of California for purposes of any such action. Consultant further agrees that service upon him in any such action or proceeding may be made by first class mail, certified or registered, to the address as last appearing on the records of the Company.

          11.4 Binding Effect: Waiver. This Agreement shall be binding upon and
               ----------------------
shall inure to the benefit of the successors and assigns of the parties. The waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of the same or any other provision hereof.

          11.5 Headings. The Section headings herein are intended for reference
               --------
and shall not by themselves determine the construction or interpretation of this Agreement.

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          11.6 Entire Agreement: Modifications. This Consulting, Confidential
               -------------------------------
Information and Inventions Agreement and the Exhibits attached hereto contain the entire agreement between the Company and the Consultant concerning the subject matter hereof and supersede any and all prior and contemporaneous negotiations, correspondence, understandings, and agreements, whether oral or written, respecting that subject matter. All modifications to this Agreement shall be in writing and signed by the party against whom enforcement of such modification is sought.

          11.7 Assignment. Consultant may not assign or transfer this Agreement
               ----------
in whole or in part to any other party, nor does Consultant have the right to delegate or subcontract any of his duties, rights or obligations hereunder without the prior written consent of the Company, and any attempted assignment, transfer, delegation or subcontracting without the prior written consent of the Company shall be null and void.

          11.8 Independent Contractor. Consultant understands and agrees that
               ----------------------
he shall operate as and have the status of an independent contractor, and shall not act as or be the agent or employee of the Company. Consultant shall maintain appropriate worker's compensation and liability insurance and shall provide Company evidence of such insurance upon request. Consultant shall be responsible for payment of all applicable taxes in respect to compensation paid hereunder and shall provide evidence of such payment upon request.

     12. TERMINATION AND SURVIVAL.
     -----------------------------

     The Company shall have the right to terminate this Agreement with or without cause at any time upon 30 days advance written notice to Consultant. Sections 3, 4, 5, 6, 7, 8, 9, 10, 11 and this Section 12 shall survive expiration or termination of this Agreement for any reason, and shall remain in full force and effect.

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     IN WITNESS WHEREOF, I have executed this Consulting, Confidential
Information and Inventions Agreement as of the 28th day of May, 1999.

                                       /s/ James Wilson
                                       -----------------------------------------
                                       Signature

                                       James Wilson
                                       -----------------------------------------
                                       Name of Consultant



RECEIPT ACKNOWLEDGED:

CORCEPT THERAPEUTICS INCORPORATED

By: /s/ David B. Singer
   ------------------------------

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                                   EXHIBIT A

                       Corcept Therapeutics Incorporated

                    DESCRIPTION OF SERVICES AND COMPENSATION

Consulting services as may be assigned by the Board of Directors from time to time.

Compensation: $40,000 per year

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                                   EXHIBIT B

                       Corcept Therapeutics Incorporated

                           TERMINATION CERTIFICATION

     This is to certify that the undersigned does not have in his possession, nor has the undersigned failed to return, any papers, records, data, notes, drawings, files, documents, samples, devices, products, equipment, and other materials, including reproductions of any of the aforementioned items, belonging to the Company, its subsidiaries, affiliates, successors, or assigns (together, the "Company").

     The undersigned further certifies that he has complied with all the terms of the Company's Confidential Information and Inventions Agreement signed by the undersigned, including the reporting of any inventions and original works of authorship (as defined therein) conceived or made by the undersigned (solely or jointly with others) covered by that agreement.

     The undersigned further agrees that, in compliance with the Confidential Information and Inventions Agreement, he will hold in confidence and will not disclose, use, copy, publish, or summarize any Confidential Information (as defined in the Company's Confidential Information and Inventions Agreement) of the Company or of any of its customers, vendors, consultants, and other parties with which it does business.

Date:
      --------------------------

                                       -----------------------------------------
                                       Signature


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                                       Type/Print Name